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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     February 27, 1998 (February 25, 1998)



                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                     0-22182              84-1070278
(State or other jurisdiction of       (Commission      (I.R.S. Empl. Ident. No.)
 incorporation or organization)       File Number)

                 10989 Via Frontera, San Diego, California 92127
               (Address of principal executive offices) (Zip Code)

                                 (619) 674-5000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

The Company announced on February 25, 1998 that President and CEO, Michael Carenzo, tendered his resignation effective March 31, 1998. He will continue to serve on the Board of Directors and in various consulting capacities. His decision was based on his desire to participate in a family business opportunity on the East Coast.

Concurrently, the Company announced that James T. Lunney will be installed as President and CEO. Mr. Lunney has served as President of Signal Processing Systems ("SPS") of San Diego, California since February, 1997 and was previously the Vice President and Business Area Manager for SPS since 1996. From 1992 to 1996 he held key management positions with Scientific Atlanta, San Diego, and from 1977 to 1992, he held various management positions with General Electric Aerospace in Pittsfield, Massachusetts. He graduated with a BS in Electrical Engineering from Worcester Polytechnic Institute in 1977.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.6 Press Release of the Company dated February 25, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PATRIOT SCIENTIFIC CORPORATION

Dated: February 27, 1998                By: /s/ LOWELL W. GIFFHORN
                                           --------------------------------
                                           Lowell W. Giffhorn
                                           Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit     Item                                                         Page
-------     ----                                                         ----

99.6        Press Release of the Company dated
            February 25, 1998.................................. Filed herewith.